FORM N-CSR ITEM 10(b) EXHIBIT                     EXHIBIT 99.906CERT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of GOVERNMENT OBLIGATIONS PORTFOLIO (the "Portfolio"), that:

 (a) the Annual Report of the Portfolio on Form N-CSR for the period ended December 31, 2003 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE PORTFOLIO AND WILL BE RETAINED BY THE PORTFOLIO AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: February 11, 2004
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 /s/ Barbara E. Campbell
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Barbara E. Campbell
Treasurer

Date: February 11, 2004
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 /s/ Mark Venezia
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Mark Venezia
 President